BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 4, 2021 02:00 PM Pacific Time

Incorporation Number: **BC1308812**

Recognition Date and Time: June 4, 2021 02:00 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

CONTACT GOLD CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

Delivery Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

Delivery Address:
2200 HSBC BUILDING
885 WEST GEORGIA STREET
VANCOUVER BC V6C 3E8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
DAVIES, CHARLIE

Mailing Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Delivery Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Last Name, First Name, Middle Name:
LALANI, RIYAZ

Mailing Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Delivery Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Last Name, First Name, Middle Name:
LENNOX-KING, MATTHEW

Mailing Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Delivery Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Last Name, First Name, Middle Name:
DORWARD, JOHN

Mailing Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Delivery Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Last Name, First Name, Middle Name:
FARNCOMB, ANDREW

Mailing Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Delivery Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Last Name, First Name, Middle Name:
SALAMIS, GEORGE

Mailing Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

Delivery Address:
1050-400 BURRARD STREET
VANCOUVER BC V6C 3A6
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached